UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 9, 2010
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          Effective as of the time of the Distribution (as defined in Item 2.01 below), the Board of Directors of Cablevision Systems Corporation (“Cablevision”) adopted a new Related Party Transaction Approval Policy. Under this policy, a committee (an “Independent Committee”) of the Board of Directors of Cablevision consisting entirely of directors who have been determined by the Board of Directors to be independent directors for purposes of the NYSE corporate governance standards (“Independent Directors”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving Cablevision and its subsidiaries, including CSC Holdings, LLC (“CSC Holdings”), on the one hand, and in which any director, officer, greater than 5% stockholder of Cablevision or any other “related person” as defined in Item 404 of Regulation S-K of the Securities and Exchange Commission (“Item 404”) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the Securities and Exchange Commission as set forth in Item 404. To simplify the administration of the approval process under the Related Party Transaction Approval Policy, an Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by the full Board of Directors. Compensation of executive officers is subject to the approval of the Compensation Committee of the Board of Directors. This policy also does not cover any pro rata distributions to all stockholders, including a pro rata distribution of the Cablevision NY Group Class A Common Stock to holders of Cablevision NY Group Class A Common Stock and Cablevision NY Group Class B Common Stock to holders of Cablevision NY Group Class B Common Stock. No director on an Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.
          An Independent Committee will similarly oversee approval of all transactions and arrangements between Cablevision and its subsidiaries, including CSC Holdings, on the one hand, and Madison Square Garden, Inc. (“MSG”) and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404 (the “Item 404 Threshold”). To simplify the administration of the approval process under the Related Party Transaction Approval Policy, an Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The approval requirement will not apply to the implementation and administration of intercompany arrangements under the Related Party Transaction Approval Policy, but will cover any amendments, modifications, terminations or extensions involving amounts in excess of the Item 404 Threshold, as well as the handling and resolution of any disputes involving amounts in excess of the Item 404 Threshold. Cablevision’s executive officers and directors who are also senior executives or directors of MSG may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the Related Party Transaction Approval Policy, as well as in any resolution of disputes under intercompany arrangements, on behalf of either or both of Cablevision and MSG, in each case under the direction of an Independent Committee or the comparable committee of the board of directors of MSG.
          The Related Party Transaction Approval Policy cannot be amended or terminated without the prior approval of a majority of the Independent Directors and by a majority of the directors elected by the holders of Cablevision NY Group Class B Common Stock.
          In light of the adoption of the new Related Party Transaction Approval Policy, effective at the time of the Distribution, the By-laws of Cablevision were amended to delete Article II, Section 9, which provided for the approval of investments by Cablevision in or advances by Cablevision to any Dolan Affiliates, by a special committee of the board of directors who are not officers or employees of Cablevision or its subsidiaries or officers of the relevant Dolan Affiliate. A “Dolan Affiliate” was defined as Charles F. Dolan, various trusts created by or for the benefit of Charles F. Dolan or members of his family or any other corporation, partnership, association or other organization owned or controlled by Charles F. Dolan or members of his family.
          Similarly, effective as of the time of the Distribution, the limited liability company agreement of CSC Holdings was amended to delete Section 2.4.7. That section contained an approval requirement for transactions with Dolan Affiliates that was substantially identical to Article II, Section 9 of the Cablevision By-laws described above.
          The amendments to the Cablevision By-laws and the CSC Holdings limited liability company agreement and the adoption of the new related party transaction approval policy were approved by a committee of independent directors of the Boards of Directors of Cablevision and CSC Holdings.
          The new Related Party Transaction Approval Policy, the amended By-laws of Cablevision, and the amendment to the CSC Holdings Limited Liability Company Agreement are included as exhibits to this Form 8-K and the foregoing discussion of those documents is qualified in its entirety by reference to those documents as so filed.
Policy Concerning Certain Matters Relating to MSG
          As discussed in the Form 8-K of Cablevision and CSC Holdings filed on December 24, 2009, James L. Dolan will be the Executive Chairman of MSG and will devote a portion of his business time to that role. He will retain his position as Cablevision’s President and Chief Executive Officer and will devote most of his business time to that role. Hank J. Ratner will be the President and Chief Executive Officer of MSG. It is expected that he will devote a majority of his time to that role but will also retain his position as Cablevision’s Vice Chairman and will devote a portion of his time to that role. In addition, the following directors of Cablevision will also become directors of MSG in connection with the Distribution: Charles F. Dolan, James L. Dolan, Thomas C. Dolan, Deborah A. Dolan-Sweeney, Marianne Dolan Weber, Brad Dorsogna, Brian G. Sweeney and Vincent Tese.

          In light of the Distribution and these overlapping relationships, Cablevision adopted a new Policy Concerning Certain Matters Relating to Madison Square Garden, Inc., Including Responsibilities of Overlapping Directors and Officers (the “MSG Policy”). In the MSG Policy Cablevision recognizes that (a) certain directors and officers (the “Overlap Persons”) of Cablevision and its subsidiaries, including CSC Holdings (collectively, the “Corporation”), have served and may serve as directors, officers, employees and agents of MSG and its subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service of Overlap Persons as directors or officers of the Corporation and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in the MSG Policy in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of the MSG Policy will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. References in the MSG Policy to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
          If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation, in which the Corporation could, but for the provisions of the MSG Policy, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and such Other Entity, the Corporation shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) and (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Corporation is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the MSG Policy, the Corporation renounces, to the fullest extent permitted by law, on behalf of itself and each of its subsidiaries, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. In the event the Corporation’s board of directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons are free to refer such Restricted Potential Business Opportunity to an Other Entity.
          No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation, on the one hand, and an Other Entity, on the other hand, before MSG ceased to be an indirect, wholly-owned subsidiary of Cablevision shall be void or voidable or be considered unfair to the Corporation solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any stockholder of the Corporation) by any director or officer of the Corporation who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any stockholder of the Corporation) to refrain from acting on behalf of the Corporation or an Other Entity, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its stockholders, and not to have derived an improper personal benefit therefrom.

          No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of the MSG Policy will have any effect upon (a) any agreement between the Corporation and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).
          The MSG Policy was approved by a committee of independent directors of the Boards of Cablevision and CSC Holdings. The MSG Policy is included as an exhibit to this Form 8-K and the foregoing discussion of that document is qualified in its entirety to that document as so filed.
Item 2.01 Completion of Acquisition or Disposition of Assets
          On February 9, 2010, Cablevision distributed to its stockholders all of the common stock of MSG, a company which owns the sports, entertainment and media businesses previously owned and operated by the MSG segment of Cablevision, to the stockholders of Cablevision (the “Distribution”). The Distribution took the form of a distribution by Cablevision of one share of MSG Class A Common Stock for every four shares of Cablevision NY Group Class A Common Stock held of record at the close of business in New York City on January 25, 2010 (the “Record Date”) and one share of MSG Class B Common Stock for every four shares of Cablevision NY Group Class B Common Stock held of record on the Record Date.
          On February 9, 2010, immediately prior to the Distribution, CSC Holdings distributed to Cablevision, its sole member, all of the common stock of MSG.
          Subsequent to the Distribution, Cablevision and CSC Holdings will no longer consolidate the financial results of MSG for the purpose of their own financial reporting. After the date of Distribution, the historical financial results of MSG will be reflected in the consolidated financial statements of Cablevision and CSC Holdings as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ending March 31, 2010. Filed as an exhibit to this Form 8-K are unaudited pro forma condensed consolidated balance sheets of Cablevision and CSC Holdings dated as of September 30, 2009, and unaudited pro forma condensed consolidated statements of operations of Cablevision and CSC Holdings for the nine months ended September 30, 2009 and 2008 and unaudited pro forma consolidated statements of operations of Cablevision and CSC Holdings for the years ended December 31, 2008, 2007 and 2006, in each case giving effect to the Distribution.

Item 9.01 Financial Statements and Exhibits
          (b) Pro forma Financial Information
          The unaudited pro forma condensed consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC dated as of September 30, 2009, and unaudited pro forma condensed consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the nine months ended September 30, 2009 and 2008 and unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the years ended December 31, 2008, 2007 and 2006 are filed as Exhibit 99.5 to this Current Report on Form 8-K.
          (d)
          99.1 By-laws of Cablevision Systems Corporation
          99.2 Amended and Restated Limited Liability Company Agreement of CSC Holdings, LLC
          99.3 Cablevision Systems Corporation Related Party Transaction Approval Policy
          99.4 Cablevision Systems Corporation Policy Concerning Certain Matters Relating to Madison Square Garden, Inc., Including Responsibilities of Overlapping Directors and Officers
          99.5 Unaudited pro forma condensed consolidated balance sheets of Cablevision Systems Corporation and CSC Holdings, LLC dated as of September 30, 2009, and unaudited pro forma condensed consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the nine months ended September 30, 2009 and 2008 and unaudited pro forma consolidated statements of operations of Cablevision Systems Corporation and CSC Holdings, LLC for the years ended December 31, 2008, 2007 and 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: February 10, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: February 10, 2010